UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2026 (May 12, 2026)

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-15925	13-3893191
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Meridian Boulevard
Franklin, Tennessee		37067
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (615) 465-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	CYH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of the Stockholders (the “Annual Meeting”) of Community Health Systems, Inc. (the “Company”) held on May 12, 2026, the Company’s stockholders voted on three proposals, each of which is described more fully in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on April 2, 2026. The following describes the matters that were submitted to the vote of the stockholders of the Company at the Annual Meeting and the result of the votes on these matters:

(1) The stockholders elected each of the following persons as a director of the Company for a term that expires at the Company’s 2027 annual meeting of stockholders and until his or her respective successor has been elected and has qualified:

Name	For	Against	Abstain	Broker Non-Votes
(a) Susan W. Brooks	81,095,873	2,891,262	68,228	27,004,521
(b) Lt. Gen. Ronald L. Burgess, Jr.	83,645,103	359,126	51,134	27,004,521
(c) John A. Clerico	83,505,387	497,636	52,340	27,004,521
(d) Michael Dinkins	83,513,832	490,398	51,133	27,004,521
(e) James S. Ely III	83,500,803	502,207	52,353	27,004,521
(f) John A. Fry	82,997,112	1,006,438	51,813	27,004,521
(g) Kevin J. Hammons	83,604,879	417,857	32,627	27,004,521
(h) Joseph A. Hastings, D.M.D.	83,653,444	358,347	43,572	27,004,521
(i) Elizabeth T. Hirsch	83,640,131	365,264	49,968	27,004,521
(j) William Norris Jennings, M.D.	83,228,046	778,850	48,467	27,004,521
(k) K. Ranga Krishnan, MBBS	83,223,787	766,268	65,308	27,004,521
(l) Fawn D. Lopez	83,268,829	717,430	69,104	27,004,521
(m) Wayne T. Smith	83,441,645	574,079	39,639	27,004,521
(n) H. James Williams, Ph.D.	83,599,759	404,118	51,486	27,004,521

(2) The stockholders approved the non-binding advisory resolution regarding the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
81,701,049	1,814,301	540,013	27,004,521

(3) The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026:

For	Against	Abstain	Broker Non-Votes
110,561,632	351,405	146,847	n/a

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY HEALTH SYSTEMS, INC. (Registrant)

Date:	May 13, 2026	By:	/s/ Christopher G. Cobb
Christopher G. Cobb Vice President - Legal and Corporate Secretary